SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2005

MEDICAL DISCOVERIES, INC.

(Exact name of registrant as specified in charter)

Utah	0-12627	87-0407858
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1338 S. Foothill Drive, #266, Salt Lake City, Utah 84108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 582-9583

738 Aspenwood Lane, Twin Falls, Idaho 83301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On March 16, 2005, Medical Discoveries, Inc. (the “Company”) completed the purchase of the intellectual property assests (the “Assets”) of Savetherapeutics AG, a German corporation in liquidation in Hamburg (“Save”). The Assets consist primarily of patents, patent applications, pre-clinical study data and clinical trial data concerning SaveCream,® Save’s developmental topical aromatase inhibitor treatment for breast cancer.

     The purchase price of the Assets is €2,350,000 (approximately $3.1 million under current exchange rates) payable as follows: €500,000 at closing, €500,000 upon conclusion of certain pending transfers of patent and patent application rights from Save’s inventors to the Company, and €1,350,000 upon successful commercialization of the Assets.

     The Company’s source of funds for the acquisition is a $3 million equity investment by Mercator Momentum Fund LP and Mercator Momentum Fund III LP, previously reported in the Company’s 8-K filed December 13, 2004.

     Neither Save nor any employee of Save has a material relationship with the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Item 7.01. Regulation FD Disclosure.

     On March 16, 2005, the Company issued a press release announcing its acquisition of the Assets. A copy of that press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein. The information in the press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing. In addition, this Current Report on Form 8-K and the press release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

No.	Description
2.1	Sale and Purchase Agreement between Attorney Hinnerk-Joachim Müller as liquidator of Savetherapeutics AG i.L. and Medical Discoveries, Inc. regarding the purchase of the essential assets of Savetherapeutics AG i.L. (Exhibits referenced therein will be provided upon request.)

99.1	Medical Discoveries, Inc. Press Release, dated March 16, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DISCOVERIES, INC.

By:	/s/ Judy M. Robinett

Judy M. Robinett
President and CEO

Dated: March 16, 2005

EXHIBIT INDEX

No.	Description
2.1	Sale and Purchase Agreement between Attorney Hinnerk-Joachim Müller as liquidator of Savetherapeutics AG i.L. and Medical Discoveries, Inc. regarding the purchase of the essential assets of Savetherapeutics AG i.L. (Exhibits referenced therein will be provided upon request.)

99.1	Medical Discoveries, Inc. Press Release, dated March 16, 2005.